Exhibit 10.21

MARYLAND TECHNOLOGY DEVELOPMENT CENTER

LICENSE AGREEMENT

AMENDMENT 6

This addendum is made this 21st day of March, 2008, by and between MEDCO and Neogenix Oncology, Inc. (“Licensee”).

WHEREAS, MEDCO and Licensee have entered into a License Agreement dated April 28, 2004;

WHEREAS, Licensee currently occupies Labs #211 and #222, and offices #267 and #317 in the Maryland Technology Development Center in Montgomery County, Maryland (the “Original Premises”);

WHEREAS Licensee wishes to expand its space within the Maryland Technology Development Center and MEDCO is willing to provide for such expansion based on the terms provided for below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements stated herein, the parties agree as follows:

1.	MEDCO hereby grants to Licensee and Licensee hereby accepts a License (the “License”) to use an additional office spaces identified as offices #160 (“the Expansion Premises”) with use of furniture already in office effective April 1, 2008.

2.	The additional monthly cash license payment resulting from the Expansion Premises (the “Monthly Payment”) shall be payable by Licensee in equal monthly installments, on or before the first day of each month, and shall be as follows:

From April 1, 2008 to April 30, 2009	$ ($	405 380 rent + $25 furniture	)
Renewal Term (If granted by MEDCO):

From May 1, 2009 to April 30, 2010:		$445

3.	The aggregate Monthly Payment, to include the Monthly Payment for the Original Premises and the Expansion Premises provided for herein shall be as follows:

From April 1, 2008 to April 30, 2009	$9,756

Renewal Term (If granted by MEDCO):

From May 1, 2009 to April 30, 2010:	$10,201

4.	On or before the Effective Date of this Amendment, Licensee shall pay to MEDCO a sum equal to one (1) Monthly Payment for the Expansion Premises, to be held by MEDCO as security deposit for the full, faithful and punctual performance by Licensee’s terms, covenants and conditions contained herein for the full term of the License Agreement. At such time that this License Amendment commences, Licensee shall be required to pay a sum of $405.00 as additional security deposit.

5.	All other provisions of the original License Agreement shall apply to this Amendment

This Amendment may be signed in counterparts.

FOR:	Maryland Economic Development Corporation	FOR:	Licensee Neogenix Oncology, Inc.

BY:	/s/ Robyn Roberts	BY:
Scheer Partners, Inc. Center Manager

Date:	3/31/08	Date:	March 21, 2008

BY:	/s/ Robert C. Brennan
Robert C. Brennan Executive Director, MEDCO

Date:	4/7/08